[LOGO]Wells Fargo     Wells Fargo New Directions/SM/   The Lincoln National Life
                  Access 4 Variable Annuity Application   Insurance Company
                                                          Fort Wayne, Indiana
--------------------------------------------------------------------------------

Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE
              INITIALED BY THE CONTRACT OWNER.


1a Contract Owner  Maximum age of Contract Owner is 85.

                                       Social Security number/TIN    -  -
-------------------------------------                             --- -- ----
Full legal name or trust name*         Date of birth
                                                      ----- --- ---- ---- ------
                                                      Month Day Year Male Female
-------------------------------------
Street address                         Home telephone number        -
                                                             --- --- ----
                                       Date of trust*
-------------------------------------                 ----- --- ----
City                  State   ZIP                     Month Day Year

                                       Is trust revocable?*    Yes    No
-------------------------------------                       --     --
Trustee name*                          *This information is required for trusts.



1b Joint Contract Owner  Maximum age of Joint Contract Owner is 85.

                                       Social Security number        -  -
-------------------------------------                             --- -- ----
Full legal name                        Date of birth
                                                      ----- --- ---- ---- ------
                                                      Month Day Year Male Female
                                                       Spouse     Non-Spouse
                                                    --         --

2a Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.) Maximum age of Annuitant is 85.

                                       Social Security number        -  -
-------------------------------------                             --- -- ----
Full legal name                        Date of birth
                                                      ----- --- ---- ---- ------
                                                      Month Day Year Male Female
-------------------------------------
Street address                         Home telephone number        -
                                                             --- --- ----

-------------------------------------
City                  State   ZIP


2b Contingent Annuitant  Maximum age of Contingent Annuitant is 85.

                                       Social Security number        -  -
-------------------------------------                             --- -- ----
Full legal name


3 Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

                                                                               %
---------------------------------------------  ---------------  ----------  ----
Full legal name      Primary       Contingent  Relationship to  SSN/TIN
 or trust name*   --            --             Contract Owner

                                                                               %
---------------------------------------------  ---------------  ----------  ----
Full legal name      Primary       Contingent  Relationship to  SSN/TIN
 or trust name*   --            --             Contract Owner

                                                                               %
---------------------------------------------  ---------------  ----------  ----
Full legal name      Primary       Contingent  Relationship to  SSN/TIN
or trust name*    --            --             Contract Owner

                  Date of trust*               Is trust revocable?*
----------------                ----- --- ----   Yes      No
Trustee name*                   Month Day Year       --      --

                                *This information is required for trusts.

To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953WF).


4  Type of Wells Fargo Variable Annuity Contract

Nonqualified:    Initial Contribution OR    1035 Exchange
              --                         --
Tax-Qualified (must complete plan type):    Transfer OR    Rollover
                                         --             --
Plan Type (check one):    Roth IRA       Traditional IRA
                       --             --


Form 30070-APP WFA4 05/01           Page 1

 5a  Allocation (This section must be completed.)

     Initial minimum: $25,000

     Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

     If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Wells Fargo VT Money Market Fund, pending instructions from the contract owner.
--------------------------------------------------------------------------------
Please allocate my contribution of:

$ _____________________ OR $ _____________________
  Initial contribution       Approximate amount
                             from previous carrier

INTO THE FUND(S) BELOW

Use whole percentages

       % Wells Fargo VT Asset Allocation Fund
--------
       % Wells Fargo VT Corporate Bond Fund
--------
       % Wells Fargo VT Equity Value Fund
--------
       % Wells Fargo VT Equity Income Fund
--------
       % Wells Fargo VT Growth Fund
--------
       % Wells Fargo VT International Equity Fund
--------
       % Wells Fargo VT Large Company Growth Fund
--------
       % Wells Fargo VT Money Market Fund
--------
       % Wells Fargo VT Small Cap Growth Fund
--------
       % AFIS Global Small Capitalization Fund
--------
       % AFIS International Fund
--------
       % AFIS Large Growth Fund
--------
       % AIM Government Securities Fund
--------
       % AIM VI Growth Fund
--------
       % AIM VI Value Fund
--------
       % Alliance Bernstein Small Cap Value Portfolio
--------
       % Alliance Technology Portfolio
--------
       % Delaware Emerging Markets Series
--------
       % Delaware Growth & Income Series
--------
       % Delaware High Yield Series
--------
       % Delaware REIT Series
--------
       % Delaware SmallCap Value Series
--------
       % Delaware Trend Series
--------
       % Delaware U.S. Growth
--------
       % Deutsche VIT Equity 500 Index Fund
--------
       % Evergreen VA Omega Fund
--------
       % Evergreen VA Special Equity Fund
--------
       % Evergreen Strategic Income Fund
--------
       % Fidelity VIP Contrafund Portfolio
--------
       % Fidelity VIP Growth Opportunities Portfolio
--------
       % Fidelity VIP Overseas Portfolio
--------
       % Lincoln National Aggressive Growth Fund
--------
       % Lincoln National Global Asset Allocation Fund
--------
       % MFS Capital Opportunities Series
--------
       % MFS Emerging Growth Series
--------
       % MFS Utilities Series
--------
       % Neuberger Berman Balanced Portfolio
--------
       % Neuberger Berman Mid Cap Growth Portfolio
--------
       % Neuberger Berman Regency Portfolio
--------
       % Putnam VT Growth and Income Fund
--------
         Fixed Account:                                     % 7 years
                                                    ---------
           % 1 year            % 4 years                    % 8 years
    --------           ---------                    ---------
           % 2 years           % 5 years                    % 9 years
    --------           ---------                    ---------
           % 3 years           % 6 years                    % 10 years
    --------           ---------                    ---------
       % Total (must = 100%)
========

 5b Dollar Cost Averaging (Complete only if electing DCA.)
    $2,000 minimum required.
--------------------------------------------------------------------------------
Total amount to DCA:    $
                          ----------------
     OR

MONTHLY amount to DCA:  $
                          ----------------
OVER THE FOLLOWING PERIOD:
                           -------------
                           MONTHS (6-60)

FROM THE FOLLOWING HOLDING ACCOUNT (check one):
[ ]  DCA Fixed Account                      *The DCA holding account
                                             and the DCA fund elected
[ ] Wells Fargo VT Money Market Fund*        cannot be the same.

INTO THE FUND(S) BELOW

Use whole percentages

       % Wells Fargo VT Asset Allocation Fund
--------
       % Wells Fargo VT Corporate Bond Fund
--------
       % Wells Fargo VT Equity Value Fund
--------
       % Wells Fargo VT Equity Income Fund
--------
       % Wells Fargo VT Growth Fund
--------
       % Wells Fargo VT International Equity Fund
--------
       % Wells Fargo VT Large Company Growth Fund
--------
       % Wells Fargo VT Money Market Fund*
--------
       % Wells Fargo VT Small Cap Growth Fund
--------
       % AFIS Global Small Capitalization Fund
--------
       % AFIS International Fund
--------
       % AFIS Large Growth Fund
--------
       % AIM Government Securities Fund
--------
       % AIM VI Growth Fund
--------
       % AIM VI Value Fund
--------
       % Alliance Small Cap Value Portfolio
--------
       % Alliance Technology Portfolio
--------
       % Delaware Emerging Markets Series
--------
       % Delaware Growth & Income Series
--------
       % Delaware High Yield Series
--------
       % Delaware REIT Series
--------
       % Delaware SmallCap Value Series
--------
       % Delaware Trend Series
--------
       % Delaware U.S. Growth
--------
       % Deutsche VIT Equity 500 Index Fund
--------
       % Evergreen VA Omega Fund
--------
       % Evergreen VA Special Equity Fund
--------
       % Evergreen Strategic Income Fund
--------
       % Fidelity VIP Contrafund Portfolio
--------
       % Fidelity VIP Growth Opportunities Portfolio
--------
       % Fidelity VIP Overseas Portfolio
--------
       % Lincoln National Aggressive Growth Fund
--------
       % Lincoln National Global Asset Allocation Fund
--------
       % MFS Capital Opportunities Series
--------
       % MFS Emerging Growth Series
--------
       % MFS Utilities Series
--------
       % Neuberger Berman Balanced Portfolio
--------
       % Neuberger Berman Mid Cap Growth Portfolio
--------
       % Neuberger Berman Regency Portfolio
--------
       % Putnam VT Growth and Income Fund
--------
       % Total (must = 100%)
========

Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.

 5c  Cross-Reinvestment or Portfolio Rebalancing

     To elect either of these options, please complete the Cross-Reinvestment form (28051WF) or the Portfolio Rebalancing form (28887WF).

 6   Death Benefit Option

     Select one: (If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit.)

     [ ] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.

     [ ] I/We hereby elect the Estate Enhancement Benefit1 rider which includes the Enhanced Guaranteed Minimum Death Benefit.

     /1/ The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.

 7   Automatic Withdrawal

Note: Withdrawals exceeding 15% of premium payments per contract year may be subject to contingent deferred sales charges.

      Withdrawal minimum: $50 per distribution/$300 annually.

[ ] Please provide me with automatic withdrawals  based on         [ ] Please provide me with automatic withdrawals
           % (may be between 1-15%) of premium payments                of $
    --------                                                               -----------------------------
    payable as follows:
                                                             OR

[ ] Monthly [ ] Quarterly [ ] Semi-annually [ ] Annually           [ ] Monthly [ ] Quarterly [ ] Semi-annually [ ] Annually

Begin withdrawals in  [ ][ ]        [ ][ ][ ][ ]                       Begin withdrawals in   [ ][ ]        [ ][ ][ ][ ]
                       Month            Year                                                   Month            Year


Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

ELECT ONE: [ ] Do withhold taxes Amount to be withheld            % (must be at least 10%)
           [ ] Do not withhold taxes                   ----------

PAYOUT     [ ] Direct deposit   [ ] Checking (Attach a "voided" check)     OR    [ ] Savings (Attach a deposit slip)
METHOD:        I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act.
               This authorization requires the financial institution to be a member of the
               National Automated Clearing House Association (NACHA).
              ------------------------------------------------------------------
               Bank name                                  Bank telephone number

           [ ] Send check to address of record
           [ ] Send check to the following alternate address:

               -----------------------------------------------------------------

               -----------------------------------------------------------------


8   Automatic Bank Draft


-------------------------------------------------------------------------  -----------------------------------------
Print account holder name(s) EXACTLY as shown on bank records
-------------------------------------------------------------------------  -----------------------------------------
Bank name                                          Bank telephone number


$
-----------------------------------
Monthly amount                      Automatic bank draft start date: [ ][ ]   [ ][ ]    [ ][ ]
                                                                     Month   Day(1-28)   Year

[ ] Checking (Attach a "voided" check)  OR  [ ] Savings (Attach a deposit slip)

I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.

 9   Telephone/Internet Authorization (Check box if this option is desired.)

     [ ] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

 10  Replacement

     Does the applicant have any existing life policies or annuity contracts?        [ ] Yes  [ ]  No
     Will the proposed contract replace any existing annuity or life insurance?      [ ] Yes  [ ]  No

    (Attach a state replacement form if required by the state in which the application is signed.)


--------------------------------------------------------------------------------
Company name

--------------------------------------------------------------------------------
Plan name                                                 Year issued

     Fraud Warning

     Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

 11  Signatures

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Wells Fargo New DirectionsSM Access 4 and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     Investment Products:

     o NOT FDIC INSURED             o NOT GUARANTEED BY THE BANK
     o NOT A DEPOSIT                o NOT INSURED BY ANY GOVERNMENT AGENCY
     o MAY GO DOWN IN VALUE

   -----------------------------------------------------------------------------
   Signed at (city)                        State                                  Date  [ ][ ]  [ ][ ]  [ ][ ]
                                                                                         Month   Day     Year

   -----------------------------------------------------------------------------
   Signature of Contract Owner             Joint Contract Owner (if applicable)


   -----------------------------------------------------------------------------
   Signed at (city)                        State                                  Date  [ ][ ]  [ ][ ]  [ ][ ]
                                                                                         Month   Day     Year

   -----------------------------------------------------------------------------
   Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

   -----------------------------------------------------------------------------
                    FINANCIAL ADVISER MUST COMPLETE PAGE 5.
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
   THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.
--------------------------------------------------------------------------------


12 Insurance in Force   Will the proposed contract replace any existing annuity
   or life insurance contract?

   ELECT ONE: [ ] No [ ] Yes     If yes, please list the insurance in force on
   the life of the proposed Contract Owner(s) and Annuitant(s):

   (Attach a state replacement form if required by the state in which the application was signed.)

                                                                    $
   -----------------------------------------------------------------------------
   Company name                                 Year issued         Amount


13 Additional Remarks

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


14 Dealer Information    Note: Licensing appointment with Lincoln Life is
                               required for this application to be processed. If more than one representative, please indicate names and percentages in Section 13.

   [ ] 1  [ ] 2  [ ] 3  OR  [ ] Income4Life/SM/ Solution - complete Form 30350WF
                                (nonqualified) or Form 30350Q-WF (qualified)


   ---------------------------------------      [ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ][ ]
   Registered representative's name             Registered representative's
   (print as it appears on NASD licensing)      telephone number


   ---------------------------------------      [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
   Client account number at dealer              Registered representative's SSN
   (if applicable)


   -----------------------------------------------------------------------------
   Dealer's name


   -----------------------------------------------------------------------------
   Branch address            City                         State              ZIP

   [ ] CHECK IF BROKER CHANGE OF ADDRESS       Rep Code at Firm
                                                                ----------------

15 Representative's Signature

   The representative hereby certifies that he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


--------------------------------------------------------------------------------
Signature

               Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

   [LOGO]

               Lincoln Life
               P.O. Box 7882
               Fort Wayne, IN 46801-7882

               Express Mail:
               Lincoln Life
               Attention: Wells Fargo Operations
               1300 South Clinton Street
               Fort Wayne, IN 46802

               If you have any questions regarding this application, please call Lincoln Life at 800 548-0805.